UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 28, 2022

Assure Holdings Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-40785	82-2726719
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7887 East Belleview Avenue, Suite 500 Denver, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 720-287-3093

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IONM	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On December 28, 2022, Assure Holdings Corp. (the “Company”) held its 2022 annual meeting of stockholders (the “Meeting”). The matters submitted for a vote and the related results are set forth below. A more detailed description of each proposal is set forth in the Company’s proxy statement on Schedule 14A, as filed with the Commission on December 2, 2022. A total of 7,818,554 shares of common stock were present at the Meeting, representing approximately 41.13% of the issued and outstanding common stock.

Proposal One– Election of Directors

Each of the following individuals were elected as the directors of the Company to hold office until the next annual meeting of the stockholders of the Company or until their successors are elected or appointed:

Martin Burian

John Farlinger

Christopher Rumana

Steven Summer

John Flood

The detailed ballot voting in respect of the election of directors was as follows:

Nominee	Votes FOR	Votes WITHHELD	Broker Non-Votes
Martin Burian	3,212,582	1,409,962	3,196,010
John Farlinger	3,232,875	1,389,669	3,196,010
Christopher Rumana	3,424,863	1,379,681	3,196,010
Steven Summer	3,243,381	1,379.163	3,196,010
John Flood	3,243,381	1,379,163	3,196,010

Proposal Two – Appointment of Auditors

By a resolution passed, the stockholders ratified the appointment of Baker Tilly US, LLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021.

Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes
6,577,806	1,234,481	6,267	0

Item 7.01 Regulation FD

On December 30, 2022, the Company issued a press release announcing the results of the Meeting.  A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Exhibits

Exhibit No.	Name
99.1	Press Release dated December 30, 2022
104	Cover Page Interactive Data File (formatted in Inline XBRL and included as Exhibit 101).

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURE HOLDINGS CORP.

Date: December 30, 2022	By:	/s/ John Price
	Name:	John Price
	Title:	Chief Financial Officer